Exhibit 10.6

授权委托书

Power of Attorney

本人，李其梅，中国公民，身份证号码为340302197406121427，在本授权委托书签署之日拥有安徽人人家太阳能有限公司（“安徽人人家”）20%的股权。就本人在安徽人人家现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权安徽致佳基石电子科技有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Li Qimei, a Chinese citizen with Chinese Identification Card No.:340302197406121427, and a holder of 20% of the entire registered capital in Anhui Renrenjia SolarCo., Ltd. (“Anhui Renrenjia”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Anhui Zhijia Cornerstone Electronics Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Anhui Renrenjia(“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加安徽人人家的股东会；2）行使按照法律和安徽人人家章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命安徽人人家的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Anhui Renrenjia; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Anhui Renrenjia’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Anhui Renrenjia.

WFOE将有权代表本人签署本人与WFOE、安徽人人家于2015年2月11日签署的独家购买权协议以及本人与WFOE、安徽人人家于2015年2月11日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Anhui Renrenjiaon February 11, 2015 and the Equity Pledge Agreement entered into by and among me, WFOE and Anhui Renrenjiaon February 11, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

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WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为安徽人人家的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Anhui Renrenjia, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本有同等效力(如果对本委托书的理解产生分歧，则以中文版为准)。

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity (In the event there are different interpretations about the Power of Attorney, the Chinese version shall be prevail).

李其梅
Li Qimei

签署：
By:

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接受：

Accepted by:

安徽致佳基石电子科技有限公司

Anhui Zhijia Cornerstone Electronics Technology Co., Ltd.

签字：
By:

姓名：	汲泉
Name:	Ji Quan
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

安徽人人家太阳能有限公司

Anhui Renrenjia Solar Co., Ltd.

签字：
By:

姓名：	汲泉
Name:	Ji Quan
职位：	法定代表人
Title:	Legal Representative

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